                         TRI-PARTY CUSTODIAL AGREEMENT


                                     among


                          FIRSTPLUS FINANCIAL, INC.,
                                    Seller


                     MERRILL LYNCH MORTGAGE CAPITAL INC.,
                                MLMCI and Buyer


                       MERRILL LYNCH CREDIT CORPORATION,
                                MLCC and Buyer


                                      and


                            BANK ONE, TEXAS, N.A.,
                                 as Custodian


                          Dated as of April 10, 1997

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                               TABLE OF CONTENTS
                                                                           Page

RECITALS...................................................................  1

SECTION 1.  Definitions....................................................  1

SECTION 2.  Delivery of Mortgage Files to Custodian........................  4

SECTION 3.  The Custodian's Receipt, Examination and
                 Certification of Mortgage Files and
                 Issuance of Trust Receipt.................................  6

SECTION 4.  Possession of Mortgage Files...................................  8

SECTION 5.  Release of Custodian's Mortgage Files for
                 Servicing................................................. 10

SECTION 6.  Review and Deposit of Additional Mortgage
                 Loans..................................................... 11

SECTION 7.  Waiver by the Custodian........................................ 11

SECTION 8.  Right of Inspection by Buyer and Third
                 Persons................................................... 11

SECTION 9.  Custodian's Fees and Expenses.................................. 12

SECTION 10.  Termination of Agreement...................................... 12

SECTION 11.  Resignation and Removal of Custodian.......................... 13

SECTION 12.  Limitation on Obligations of the
                  Custodian................................................ 14

SECTION 13.  Notices....................................................... 15

SECTION 14.  No Assignment or Delegation by the
                  Custodian................................................ 16

SECTION 15.  Controlling Law............................................... 16

SECTION 16.  Agreement for the Exclusive Benefit of
                  Parties.................................................. 16

SECTION 17.  Entire Agreement.............................................. 16

SECTION 18.  Exhibits...................................................... 16

SECTION 19.  Indulgences, Not Waivers...................................... 17


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SECTION 20.  Titles Not to Affect Interpretation........................... 17

SECTION 21.  Provisions Separable.......................................... 17

SECTION 22.  Representations and Warranties of the
                  Custodian................................................ 17

SECTION 23.  Appointment of Agent.......................................... 19

SECTION 24.  Counterparts.................................................. 19


EXHIBITS

EXHIBIT A -     LETTER OF TRANSMITTAL......................................A-1
EXHIBIT B -     NOTICE TO THE CUSTODIAN....................................B-1
EXHIBIT C -     TRUST RECEIPT..............................................C-1
EXHIBIT D -     NOTICE OF TERMINATION......................................D-1
EXHIBIT E -     NOTICE OF DEFAULT CERTIFICATE..............................E-1
EXHIBIT F -     LETTER TO CUSTODIAN RE:  BUYER'S TRUST
                  RECEIPT..................................................F-1
EXHIBIT G -     LETTER TO CUSTODIAN RE:  ENDORSEE'S TRUST
                  RECEIPT..................................................G-1
EXHIBIT H -     REQUEST FOR RELEASE OF DOCUMENTS...........................H-1
EXHIBIT I -     CONFIRMATION OF RESALE AND RECEIPT.........................I-1


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      THIS TRI-PARTY CUSTODIAL AGREEMENT entered into as of April 10, 1997, by and among FIRSTPLUS FINANCIAL, INC. (the "Seller" and "Servicer", as applicable) MERRILL LYNCH MORTGAGE CAPITAL INC. ("MLMCI" and "Buyer"), MERRILL LYNCH CREDIT CORPORATION ("MLCC" and "Buyer"), and BANK ONE, TEXAS, N.A. (the "Custodian"), recites and provides:

                                   RECITALS

      Seller, MLMCI and MLCC have entered into a Master Repurchase Agreement dated as of April 10, 1997, as supplemented by Annex I thereto and will enter into a Confirmation between Seller and the applicable Buyer with respect to each transaction thereunder. The Master Repurchase Agreement, as supplemented, is hereinafter referred to as the "Repurchase Agreement."

      Seller is obligated to service the Home Improvement Loans pursuant to the terms and conditions of the Repurchase Agreement.

      Seller desires to deposit with the Custodian all Notes and Mortgages evidencing the Home Improvement Loans, together with the other documents included in the Mortgage Files related to the Home Improvement Loans, to be held by the Custodian as custodian for Buyer and its assigns until otherwise instructed by respective Buyer, all in connection with transactions under the Repurchase Agreement (each a "Transaction").

      Buyer may transfer its interest in the Home Improvement Loans to one or more Third Persons and the Custodian shall act as custodian for such Third Persons.

      Custodian desires and is able to perform the duties and obligations as custodian for Buyer as set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Definitions. For the purposes of this Agreement, the following terms shall have the indicated meanings unless the context or use indicates another or different meaning and intent, the definitions of such terms are equally applicable to the singular and the plural forms of such terms, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision, and section references refer to sections of this Agreement. All terms used herein and not defined shall have the respective meanings set forth in the Repurchase Agreement.

      "Agreement" shall mean this Tri-Party Custodial Agreement, as supplemented or amended from time to time.

      "Business Day" shall mean any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of New York or Texas or the Commonwealth of Massachusetts or any day on which a bank located in the State of New York or the Commonwealth of Massachusetts or the New York Stock Exchange is authorized or permitted to close for business.

      "Buyer" shall mean MLCC, in the case of Home Improvement Loans secured by second or third liens, and MLMCI in all other cases.

      "Custodial Register" shall mean the register maintained by Custodian pursuant to Section 4(f), which reflects as to each Home Improvement Loan the Person to whom the related Trust Receipt has been issued.

      "Custodian" shall mean Bank One, Texas, N.A., or its successor custodian.

      "Home Improvement Loan" shall refer to both Insured Home Improvement Loans and Uninsured Home Improvement Loans.

      "Insured Home Improvement Loans" means first, second and third lien or unsecured home improvement retail installment contracts, and related promissory notes, insured under the FHA's Title I Program, and including without limitation, all rights to receive payments which are due pursuant thereto and all other proceeds thereof (including any recourse rights against third persons) from and after the related Purchase Date, but excluding any rights to receive payments which are due prior to the related Purchase Date.

      "Lender" shall mean the original lender as set forth in the Note, or any successor or assignee under such Note.

      "Loan Number" shall have the meaning set forth in Section 2(a) of this Agreement.

      "Loan Schedule" shall mean a schedule of Home Improvement Loans identifying each Home Improvement Loan by Seller's loan number, Mortgagor's name and address (including the state and zip code) of the mortgaged property, whether such Home Improvement Loan is secured by a first or junior lien (specifying the priority of such junior lien) on the related Mortgaged Property, the outstanding principal amount as of a specified date, the initial interest rate borne by such Home Improvement Loan, the original principal balance thereof, the current scheduled monthly payment of principal and interest, the maturity of the related


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Note, the property type, the occupancy status, the original term to maturity, whether the Home Improvement Loan is an Insured Home Improvement Loan or an Uninsured Home Improvement Loan, whether the Insured Home Improvement Loan is an unsecured home improvement retail installment contract and whether the Home Improvement Loan (including the related Note) has been modified; provided, however, that the items of information set forth on the Loan Schedule may be expanded or contracted by mutual agreement of Buyer and Seller.

      "Mortgage" means the mortgage, deed of trust or other instrument creating a first, second or third lien on an estate in fee simple interest in real property securing the Note.

      "Mortgage Assignment" shall mean an assignment of the Mortgage in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage.

      "Mortgage File" shall have the meaning set forth in Section 2(b) hereof.

      "Mortgaged Property" shall mean the real property securing repayment of a Home Improvement Loan.

      "Mortgagor" shall mean the obligor on a Note.

      "Note" shall mean any promissory note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Home Improvement Loan.

      "Notice Loan Schedule" shall have the meaning set forth in Section 4(b) of this Agreement.

      "Notice of Termination" shall mean the notice substantially in the form of Exhibit D hereto.

      "Officer's Certificate" shall mean a certificate signed by (i) an officer or an employee, authorized to sign an officer's certificate, of Seller or other Person having officers, submitting a Mortgage File to the Custodian or (ii) the closing attorney for the Home Improvement Loan. (The text of any particular Officer's Certificate may be stamped upon a document constituting a portion of a Mortgage File so long as such stamped text is signed by manual or facsimile signature by an officer or an employee authorized to sign an Officer's Certificate.)

      "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision


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thereof.

      "Seller" shall have the meaning set forth in the first paragraph of this Agreement.

      "Servicer" shall mean FirstPlus Financial, Inc. in its capacity as servicer of the Home Improvement Loans.

      "Third Person" shall mean a Person other than Seller, Buyer or the Custodian which Person has acquired an interest in any Home Improvement Loans from Buyer and continues to have an interest in such Home Improvement Loans.

      "Trust Receipt" shall mean an instrument substantially in the form of Exhibit C hereto.

      "Uninsured Home Improvement Loans" means first, second and third lien home improvement retail installment contracts, and related promissory notes (none of which are insured under the FHA's Title I Program) and including without limitation, all rights to receive payments which are due pursuant thereto and all other proceeds thereof (including any recourse rights against third persons) from and after the related Purchase Date, but excluding any rights to receive payments which are due prior to the related Purchase Date.

      SECTION 2. Delivery of Mortgage Files to Custodian.

      (a) Representations of Seller. With respect to each Transaction, Seller represents that it has, prior to the sale of any Home Improvement Loans to Buyer pursuant to the Repurchase Agreement, delivered to the Custodian those documents designated in items 1--7 below (to the extent applicable to such Home Improvement Loans). All documents delivered to the Custodian shall have been placed by Seller or its representative in an appropriate file folder, properly secured, and clearly marked with the name of the Mortgaged Property and the loan number (the "Loan Number").

      (b) By delivery of a Letter of Transmittal, substantially in the form of Exhibit A hereto, Seller will from time to time certify that it has delivered and released to the Custodian the related Mortgage Files for the Home Improvement Loans referred to in such Letter of Transmittal and has in its possession the other documents with respect to the Home Improvement Loans identified in the mortgage loan schedule attached to the Letter of Transmittal as Schedule 1 (the "Loan Schedule"). The Loan Schedule is the Loan Schedule referred to in the Repurchase Agreement.

      "Mortgage File" means the following documents (all of which


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      together constitute an original mortgage file):

            (1) the original Note, endorsed, "Pay to the order of __________, without recourse" and signed, by facsimile or manual signature, in the name of Seller by an authorized officer. If the Note has been signed by a Person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power of attorney together with an Officer's Certificate certifying that such copy represents a true and correct copy and that such original has been duly recorded in the appropriate records depository for the jurisdiction in which the Mortgaged Property is located. To the extent that there is no room on the face of the Note for endorsements, the endorsement may be contained on an allonge, if the law by which such Note is governed so permits. Such allonge shall be firmly affixed to the Note so as to become a part thereof;

            (2) the original of any loan agreement and guarantee(s) executed in connection with the Note;

            (3) except in the case of Insured Home Improvement Loans that are unsecured home improvement retail installment contracts, the original Mortgage, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage together with an Officer's Certificate (which may be a blanket Officer's Certificate of Seller covering all such Home Improvement Loans) certifying that the copy is a true copy of the original of the Mortgage which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located, or a copy of the Mortgage certified by the public recording office in those instances where the original Mortgage has been lost, destroyed or retained by the public recording office; and if the Note has been signed by a Person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power of attorney together with an Officer's Certificate certifying that such copy represents a true and correct copy and that such original has been duly recorded in the appropriate records depository for the jurisdiction in which the Mortgaged Property is located;

            (4) except in the case of Insured Home Improvement Loans that are unsecured home improvement retail installment contracts, the original Mortgage Assignment assigned in blank for each Home Improvement Loan, in form and substance acceptable for recording (except for the name of the


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      assignee) and signed in the name of the last endorsee by an authorized officer;

            (5) except in the case of Insured Home Improvement Loans that are unsecured home improvement retail installment contracts, the originals of all intervening assignments of mortgage, if any, with evidence of recording thereon or copies thereof certified by the related recording office or, if the original of any such assignment has not yet been returned from the recording office, a copy of the original of any such assignment without evidence of recording thereon together with an Officer's Certificate (which may be a blanket Officer's Certificate of Seller covering all such Home Improvement Loans) certifying that the copy is a true copy of the original of any such assignment which has been delivered by such attorney or officer for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located, or a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost, destroyed or retained by the public recording office;

            (6) except in the case of Insured Home Improvement Loans that are unsecured home improvement retail installment contracts, the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon or, if the original of any such agreement has not yet been returned from the recording office, a copy of the original of any such agreement without evidence of recording thereon together with an Officer's Certificate (which may be a blanket Officer's Certificate of Seller covering all such Home Improvement Loans) certifying that the copy is a true copy of the original of any such agreement which has been delivered by such attorney or officer for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located, or a copy of such agreement certified by the public recording office in those instances where the original recorded agreement has been lost, destroyed or retained by the public recording office; and

            (7) except in the case of Insured Home Improvement Loans that are unsecured home improvement retail installment contracts, the original mortgagee title insurance policy or, if such policy has not been issued,
      (a) a written commitment or binder for such policy issued by a title insurer and an officer's certificate of the title insurer certifying that all of the requirements specified in such commitment have been satisfied or (b) a preliminary title report issued by a title insurer in anticipation of issuing a title insurance


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      policy which evidences existing liens and gives a preliminary opinion as to the absence of any encumbrance on title to the Mortgaged Property except liens to be removed on or before purchase by the Mortgagor or which constitute customary exceptions acceptable to lenders generally.

      SECTION 3. The Custodian's Receipt, Examination and Certification of Mortgage Files and Issuance of Trust Receipt.

      (a) The Custodian shall examine the documents received by it and confirm, as of the date of the Trust Receipt, that on their faces:

            (1) the Note and, except in the case of Insured Home Improvement Loans that are unsecured home improvement retail installment contracts, the Mortgage each bears an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and, to the extent applicable, mortgagor or grantor or, in the case of copies of the Mortgage permitted under Section 2, that such copies bear a reproduction of such signature or signatures;

            (2) (a) except in the case of Insured Home Improvement Loans that are unsecured home improvement retail installment contracts, the principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Note; (b) the original principal amount of the Note is identical to the original principal amount on the Loan Schedule; (c) the Note term is the same as set forth on the Loan Schedule; and (d) the Note coupon is the same as set forth on the Loan Schedule;

            (3) the Note bears original endorsements, by either manual or facsimile signature, which complete the chain of ownership from the original holder or payee to the owner of the related Trust Receipt;

            (4) except in the case of Insured Home Improvement Loans that are unsecured home improvement retail installment contracts, the original of the Mortgage Assignment and any intervening mortgage assignment bears the original signature purporting to be the signature of the named mortgagee or beneficiary (and any other necessary party, including subsequent assignors) or in the case of copies permitted under Section 2, that such copies bear a reproduction of such signature or signatures and that the Mortgage Assignment and any intervening mortgage assignment complete the chain of title from the originator to Seller and from Seller in blank;


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

            (5) the power of attorney (if any), as specified in Sections 2(b)(1) and 2(b)(3), (A) bears an original signature purporting to be the signature of the maker of the Note and, to the extent applicable, the mortgagor or grantor of the Mortgage and (B) except in the case of Insured Home Improvement Loans that are unsecured home improvement retail installment contracts, bears evidence that such power of attorney was recorded in the appropriate records depository for the jurisdiction where the Mortgaged Property is located or, in case of copies permitted under Sections 2(b)(1) and (2)(b)(3), that such copies bear a reproduction of such signatures and such evidence of recordation;

            (6) if a Note or, to the extent applicable, a Mortgage was executed by an attorney-in-fact, the power of attorney specified in Sections 2(b)(1) and 2(b)(3) is included and conforms to the requirements of such section; and

            (7) except in the case of Insured Home Improvement Loans that are unsecured home improvement retail installment contracts, there exists one of the documents required by clause (7) of the definition of Mortgage File for each Home Improvement Loan.

      (b) If the Custodian has determined that all the required documents are included in the Mortgage Files delivered to it and that such related documents on their faces satisfy the requirements enumerated in Sections 3(a)(1) through 3(a)(7) hereof, the Custodian shall (i) sign a copy of the related Letter of Transmittal and return the Letter of Transmittal to Seller, and (ii) remit to Buyer or its designee a Trust Receipt with respect to such Mortgage Files signed by the Custodian. If upon examination of the documents included in any Mortgage File, the Custodian determines that such documents do not satisfy the above requirements, or is unable to confirm that such documents satisfy such requirements, the Custodian shall mark such Home Improvement Loan as an exception on its Trust Receipt. Except as set forth in the preceding sentence, the Trust Receipt of the Custodian with respect to each Mortgage File shall be deemed to include a certification that the documents reviewed by the Custodian appear regular on their face and relate to the Home Improvement Loan described in the Mortgage File and are in the possession and control of the Custodian.

      (c) Under no circumstances shall the Custodian be obligated to verify the authenticity of any signature on any of the documents received or examined by it in connection with this Agreement or the authority or capacity of any person to execute or issue any such document, nor shall the Custodian be responsible for the value, form, substance, validity, perfection, priority, effectiveness or enforceability of any of such


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documents.

      (d) Any provision of this Agreement to the contrary notwithstanding, Seller shall notify the Custodian of the need to examine a Mortgage File and deliver a related Trust Receipt not less than forty-eight (48) hours prior to the date on which such Trust Receipt is required to be delivered.

      (e) With respect to any Trust Receipt delivered to Buyer hereunder, the Custodian shall revise its own internal books and records from time to time to reflect its receipt or release of Home Improvement Loans under the terms of this Agreement so that the applicable Loan Schedule for any such Trust Receipt shall always accurately reflect the Home Improvement Loans held by the Custodian under this Agreement.

      SECTION 4. Possession of Mortgage Files.

      (a) Possession of Mortgage Files on Behalf of Buyer. The Custodian shall segregate and retain possession and custody of the Mortgage Files for the exclusive use and benefit of Buyer and as agent and bailee of and custodian for Buyer for all purposes until otherwise notified by Buyer pursuant to subsection
(b) hereof. The Custodian shall also make appropriate notations in the Custodian's books and records reflecting that the Mortgage Files are owned by Buyer unless otherwise notified by Buyer pursuant to subsection (b) hereof. The Custodian shall not release any portion of the Mortgage Files to Seller or to any other party without the prior written authorization of the owner of the Trust Receipt.

      (b) Possession of Mortgage Files on Behalf of Third Persons. The Custodian acknowledges that Buyer may transfer its interest in the Home Improvement Loans to one or more Third Persons. Upon receipt of written notice from Buyer, substantially in the form of Exhibit B hereto, that Buyer has transferred its interest in the Home Improvement Loans identified on a schedule to such notice (the "Notice Loan Schedule") to a Third Person together with the Trust Receipt for amendment of the Schedule attached thereto, the Custodian will promptly issue a Trust Receipt to such Third Person and shall issue an amended Trust Receipt to Buyer, each of which will reflect the transfer of Buyer's interest in certain Home Improvement Loans to such Third Person. The notice sent by Buyer to the Custodian shall be in substantially the form of Exhibit B hereto and shall
(i) specify the name of the Third Person, (ii) specify the address of the Third Person, which may be an address in care of Buyer and (iii) have attached the Notice Loan Schedule. Upon receipt of any such notice from Buyer, the Custodian shall (a) segregate and retain possession and custody of the Mortgage Files with respect to the Home Improvement Loans in the Notice Loan Schedule as


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agent and bailee of and custodian for such Third Person, and (b) make appropriate notations in the Custodian's books and records reflecting that the Mortgage Files identified in the Notice Loan Schedule are owned by such Third Person. The Custodian shall segregate and maintain continuous custody of all Mortgage Files for the benefit of the Person to whom it has issued a Trust Receipt. Buyer's agreements with each holder of a Trust Receipt other than an affiliate of Buyer (each such holder, a "Transferee") will specify that the Transferee cannot issue instructions regarding the Home Improvement Loans or Mortgage Files unless Buyer has defaulted on Buyer's obligations to such Transferee. Accordingly, the Custodian may not act on requests from a Transferee to withdraw or otherwise dispose of Home Improvement Loans unless the Transferee delivers to the Custodian an executed Notice of Default Certificate in the form of Exhibit E hereto. The Custodian shall be entitled to presume conclusively that the Notice of Default Certificate is properly executed and that when delivered to the Custodian an Event of Default exists under Buyer's agreement with its Transferee.

      (c) Upon surrender of the Trust Receipt by Buyer to the Custodian, Buyer may issue instructions regarding the Home Improvement Loans designated in the applicable Trust Receipt, including instructions to withdraw Home Improvement Loans.

      (d) In the event a Trust Receipt is lost, destroyed or otherwise unavailable for surrender to the Custodian, Buyer will present to the Custodian documentation in the form attached as Exhibit F or Exhibit G hereto. Upon receipt by the Custodian of such documentation, Buyer will have the right to issue instructions regarding the Home Improvement Loans covered by a Trust Receipt without surrender of the related Trust Receipt.

      (e) The Custodian understands that Buyer may need to examine Home Improvement Loans subject to a Trust Receipt on a periodic basis. Such examination shall take place on the premises of the Custodian. Buyer will give the Custodian two (2) Business Days' notice before Buyer makes an examination. Buyer's agreements with each Transferee will grant Buyer the right to make such examinations.

      (f) The Custodian shall cause to be kept at its corporate trust office records in the form, scope and substance of a register (the "Custodial Register") in which, subject to such reasonable regulations as it may prescribe, the Custodian shall reflect the ownership of Home Improvement Loans as confirmed by Trust Receipts as herein provided. The Custodial Register shall be deemed to contain proprietary information and only Custodian and Buyer shall have access to such information.

      (g) With respect to the repurchase of any Home Improvement


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Loan by Seller from Buyer under the Repurchase Agreement, the interest of any
Third Person in any such Home Improvement Loan shall automatically terminate simultaneously with the payment to Buyer of the Repurchase Price for such Home Improvement Loan under the Repurchase Agreement and any such interest shall be deemed to have been transferred to Buyer as of such time, except with respect to any Home Improvement Loans delivered to a Third Person pursuant to the Notice of Default Certificate attached hereto as Exhibit E. Pursuant to the preceding sentence, the interest of any Third Person shall automatically terminate irrespective of whether such Third Person receives the appropriate payment for such Home Improvement Loan.

      SECTION 5. Release of Custodian's Mortgage Files for Servicing. From time to time and as appropriate for the servicing of any of the Home Improvement Loans by Seller, the Custodian is hereby authorized, upon written request and receipt of Seller and consent and acknowledgement of Buyer (to the extent required by Exhibit H) in the form of Exhibit H, to release to Seller or its designee the related Mortgage File, or any documents contained therein, set forth in such receipt to Seller. All documents so released to Seller or its designee shall be held by it in trust for the benefit of Buyer and Third Persons from time to time. Seller or its designee shall return to the Custodian the Mortgage File or such documents when Seller's need therefor in connection with servicing no longer exists but in no event later than ten (10) Business Days after their release by the Custodian as provided herein.

      Upon the payment in full of any Home Improvement Loan by the mortgagor, and upon receipt by the Custodian of Seller's request for release and acknowledgement by Buyer in the form of Exhibit H, the Custodian shall promptly release the related Mortgage File to Seller.

      Seller agrees that, at the time any request for release of Mortgage Files is made to the Custodian under this Agreement, Buyer shall be so notified and a copy of any written request for release shall be furnished to Buyer. Upon its receipt of any released Mortgage Files, Seller shall so notify Buyer.

      SECTION 6. Review and Deposit of Additional Home Improvement Loans.

      (a) If, pursuant to the Repurchase Agreement, Seller is required to deliver additional Home Improvement Loans to the Custodian to cure a Margin Deficit or if Seller and Buyer agree to cause additional Home Improvement Loans to become subject to the Repurchase Agreement ("Additional Home Improvement Loans"), the Custodian shall retain possession and custody of the Mortgage Files relating thereto pursuant to Section 4 hereof and, upon


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receipt and review thereof, shall transmit to Buyer a Trust Receipt that shall supersede any Trust Receipt bearing an earlier date and have attached thereto a complete Loan Schedule revised so as to give effect to the transaction contemplated by such Trust Receipt.

      (b) Two (2) days prior to the delivery of any Additional Home Improvement Loans, Seller will advise the Custodian whether the Custodian will be required to review any Additional Home Improvement Loans. Seller undertakes to use its best efforts to make available for review any such Additional Home Improvement Loans as soon as is reasonably possible. Upon receipt thereof, the Custodian shall perform its review of the Mortgage Files relating to any Additional Home Improvement Loans in the manner contemplated by Section 3 hereof.

      (c) Seller covenants and agrees to provide to the Custodian at the time Seller delivers any Additional Home Improvement Loans under this Agreement, and at the time any Home Improvement Loans are transferred to Seller pursuant to
Section 4(c) hereof, a revised Loan Schedule reflecting current information with respect to all Home Improvement Loans subject to the applicable Trust Receipt, after giving effect to the related delivery or transfer.

      SECTION 7. Waiver by the Custodian. Notwithstanding any other provisions of this Agreement, the Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of set-off, if any, that the Custodian might otherwise have against all or any part of a Mortgage File or the proceeds thereof. The Custodian warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of a security interest or otherwise, in any Home Improvement Loan.

      SECTION 8. Right of Inspection by Buyer and Third Persons. Upon reasonable notice to the Custodian (which in no event shall be less than two (2) Business Days notice), the Person or Persons for whom the Custodian is acting as custodian, or their duly authorized representatives, may at any time, during ordinary business hours, inspect and examine the Mortgage Files in the possession and custody of the Custodian at such place or places where such Mortgage Files are deposited.

      SECTION 9. Custodian's Fees and Expenses. The Custodian hereby acknowledges that Seller has agreed to pay all fees due and owing to, and except as otherwise provided herein, any expenses incurred by the Custodian under this Agreement. The fees due to the Custodian for its services hereunder shall be as set forth in a separate letter agreement between the Custodian and Seller. In addition to the fees referred to in the two foregoing sentences, Seller has agreed to pay all out-of-pocket expenses incurred by the Custodian in connection with the review of each Mortgage File by it or its agent and its issuance of a Trust Receipt relating thereto. Neither Buyer nor any Third Person shall have any liability or obligation to pay any such fees or expenses, and the duties of the Custodian hereunder shall be independent of Seller's performance of its obligations to the Custodian in respect of such fees and expenses.

      SECTION 10. Termination of Agreement. This Agreement shall become effective on and as of the date hereof and shall terminate upon the earlier of
(i) the Custodian's receipt of written Notice of Termination signed by the Person or all of the Persons to whom the Custodian has issued Trust Receipts and on whose behalf the Custodian is acting as agent, bailee and custodian, (ii) the removal of all Mortgage Files from the possession of the Custodian pursuant to the instructions of the Person or Persons entitled to request such removal pursuant to this Agreement. The Custodian shall be entitled to rely, and shall be protected in relying, on any such Notice of Termination delivered to it by such Person or Persons and (iii) if such Home Improvement Loan is repurchased by Seller from Buyer, the receipt by Buyer of the Repurchase Price for such Home Improvement Loan under the Repurchase Agreement. If this Agreement terminates with respect to any Home Improvement Loan by operation of clause (i) above, the Custodian shall deliver the related Mortgage File then subject to this Agreement to the Person indicated in the Notice of Termination. If any Home Improvement Loan is repurchased by Seller from Buyer pursuant to clause (iii) above, then Buyer shall execute and deliver to the Custodian a document in substantially the form of Exhibit I which confirms the receipt of the Repurchase Price for such Home Improvement Loan and the termination and release of all of Buyer's right, title and interest in such Home Improvement Loan, and the Custodian upon receipt of such document shall deliver the related Mortgage File for such Home Improvement Loan to Seller or such other Person as Seller so directs. Upon such termination the Custodian shall deliver all Mortgage Files then subject to this Agreement to the Person indicated in such Notice of Termination or if no such Person is indicated, then to the Person or Persons to whom the Custodian has issued Trust Receipts and for whom the Custodian is acting on such date and the Custodian shall endorse the Notes without recourse, representation and warranties and, to the extent applicable, execute mortgage assignments pursuant to any instruction by the Person on whose behalf the Custodian is acting as agent and bailee pursuant to this Agreement.

      SECTION 11. Resignation and Removal of Custodian.

      (a) Resignation. The Custodian shall have the right, with or without cause, to resign as the Custodian under this Agreement upon sixty (60) days' prior written notice to Seller, Buyer and, to the extent of its interest, any Third Person. Following any such resignation, the Custodian shall continue to act as the "Custodian" under this Agreement until it delivers the Mortgage Files to a duly appointed successor Custodian as provided in (c) below, if any, or to any designee specified by Buyer or any Third Person, as applicable.

      (b) Removal. Buyer and, to the extent of its interest, any Third Persons may remove and discharge the Custodian from the performance of its duties under this Agreement, by providing five (5) days' written notice to the Custodian, signed jointly by Buyer and a majority in interest of (calculated with reference to the face value of the Home Improvement Loans) any Third Person or Persons with any interest in the Home Improvement Loans, as evidenced by the holding of a Trust Receipt, with a copy to Seller. Following any such removal, the Custodian shall continue to act as the "Custodian" under this Agreement until it delivers the Mortgage Files to a duly appointed successor Custodian as provided in (c) below, if any, or to any designee specified by Buyer or any Third Person, as applicable.

      (c) Appointment of Successor Custodian; Transfer of Home Improvement Loans. Upon resignation or removal of the Custodian, Buyer and, to the extent of its interest and if permitted by Section 4 hereof, any Third Person shall have 60 days in which to appoint and designate a successor to take possession of their respective Mortgage Files or select one or more designees to take possession thereof. Upon receipt of written direction regarding the foregoing from Buyer and any Third Person with respect to the Home Improvement Loans in which they have an interest, as applicable, the Custodian shall deliver all Mortgage Files to the person so designated within 10 days following delivery to the Custodian of such written notice. If a successor Custodian is appointed, the Custodian shall deliver the Mortgage Files in accordance with the written instructions of Buyer and a majority in interest of (calculated with reference to the face value of the Home Improvement Loans) Third Persons having interests in the Home Improvement Loans to the extent such Third Persons are permitted to take action with respect thereto under Section 4 hereof setting forth the name and address of the successor Custodian. If Buyer and, to the extent of its interest, any such Third Person, fail to jointly designate a successor Custodian or specify one or more designees within such 60-day period, then the Custodian shall deliver possession and custody to Buyer and, if otherwise permitted under
Section 4 hereof, any Third Person, of their respective Mortgage Files, as applicable, at the address specified in the Custodian's records. The Custodian shall, as part of the transfer of the Mortgage Files, deliver the Mortgage Assignment for each Home Improvement Loan in recordable form and shall endorse the Note without recourse, representation and warranties in accordance with Buyer's or the applicable Third Person's instructions. Any successor Custodian hereunder shall be a financial institution whose deposits are insured by FDIC, have a net worth of not less than $10,000,000 and shall have secure vault storage facilities located in the State of New York or such other State as Buyer and Seller may agree, in which the Mortgage Files are to be retained.

      SECTION 12. Limitation on Obligations of the Custodian. The Custodian shall have no duties or obligations other than those specifically set forth herein, and no further duties or obligations shall arise by implication or otherwise. The Custodian agrees to use its best judgment and good faith in the performance of such obligations and duties and shall incur no liability to Seller for its acts or omissions hereunder, except as may result from its gross negligence or willful misconduct. The Custodian shall also be entitled to rely (and shall be protected in relying) upon written advice of its legal counsel and to rely upon any written notice, document, correspondence, request or directive received by it from Buyer, any Third Person (if applicable), or Seller, as the case may be, that the Custodian believes to be genuine and to have been signed or presented by the proper and duly authorized officer or representative thereof, and shall not be obligated to inquire as to the authority or power of any Person so executing or presenting such documents or as to the truthfulness of any statements set forth therein. No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it. Seller agrees to indemnify, defend and hold the Custodian harmless from and against any claim, legal action, liability or loss that is initiated against or incurred by the Custodian, including court costs and reasonable attorney's fees and disbursements, and all of the Custodian's other cost, damage or expense incurred in connection with the Custodian's performance of its duties under this Agreement, but excluding any such claim, legal action, liability, loss, cost, damage or expense caused by Custodian's gross negligence or willful misconduct.

      The Custodian shall at its own expense maintain at all times during the existence of this Agreement and keep in full force and effect (a) fidelity insurance, (b) theft and loss of documents insurance, (c) forgery insurance, and
(d) errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks which act as the Custodian in similar transactions. The Custodian shall, upon written request, provide to Seller, or to any other Person as

Seller shall direct, a certificate signed by an authorized officer of the Custodian certifying that the foregoing insurance policies are in full force and effect. The Custodian shall use its best efforts to ensure that such insurance shall not terminate prior to receipt by Buyer by registered mail of 30 days' prior written notice thereof.

      SECTION 13. Notices. Any notice, demand or consent required or permitted by this Agreement shall be in writing and shall be effective and deemed delivered only when received by the party to which it is sent. Any such notice, demand or consent shall be delivered in person or transmitted by a recognized private courier service or deposited with the United States Postal Service, certified mail, postage prepaid, return receipt requested, addressed as follows, unless such address is changed by written notice hereunder:

      If to Seller:

      FirstPlus Financial, Inc.
      1250 Mockingbird Lane
      Dallas, Texas  75247-4902
      Attention:  Barry Tenenholtz
      Telephone:  (214) _______
      Telecopy:  (214) _______

      with a copy at the same address to:
      Attention:  General Counsel
      Telephone:  (214) 583-3700
      Telecopy:  (214) 583-3737

      If to Buyer:

      Merrill Lynch Mortgage Capital, Inc.
      Merrill Lynch World Headquarters
      World Financial Center
      North Tower - 8th Floor
      New York, New York 10281
      Attention:  James Cason
      Telephone: (212) 449-1219
      Telecopy: (212) 449-6673

      Merrill Lynch Credit Corporation
      c/o Merrill Lynch Mortgage Capital, Inc.
      Merrill Lynch World Headquarters
      World Headquarters
      World Financial Center
      North Tower - 8th Floor
      New York, New York 10281
      Attention:  James Cason
      Telephone:  (212) 449-1219

      Telecopy:  (212) 449-6693

      If to the Custodian:

      Bank One, Texas, N.A.
      1717 Main Street, 4th Floor
      Dallas, Texas  75201
      Attn: [ ]
      Telephone:  (214) ________
      Telecopy:  (214) ________

      SECTION 14. No Assignment or Delegation by the Custodian. The Custodian shall not assign, transfer, pledge or grant a security interest in any of its rights, benefits or privileges hereunder nor delegate or appoint any other person to perform or carry out any of its duties, responsibilities or obligations under this Agreement; any act or instrument purporting to effect any such assignment, transfer, pledge, grant, delegation or appointment shall be void.

      SECTION 15. Controlling Law. This Agreement and all questions relating to validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York, without regard to any New York or other conflict-of-law provisions.

      SECTION 16. Agreement for the Exclusive Benefit of Parties. This Agreement is for the exclusive benefit of the parties hereto, and their respective successors and permitted assigns, and shall not be deemed to create or confer any legal or equitable right, remedy or claim upon any other person whatsoever except a Third Person to the extent rights are explicitly conferred on any one or more Third Persons pursuant to this Agreement.

      SECTION 17. Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof, including any prior custody agreements. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing signed by Buyer, Seller and the Custodian.

      SECTION 18. Exhibits. All Exhibits referred to herein or attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

      SECTION 19. Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the parties asserted to have granted such waiver.

      SECTION 20. Titles Not to Affect Interpretation. The titles of sections and subsections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

      SECTION 21. Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision or provisions may be invalid or unenforceable in whole or in part.

      SECTION 22. Representations and Warranties of the Custodian. The Custodian represents, warrants to, and covenants with Buyer that on the date hereof, and on the date of the issuance of any Trust Receipt by the Custodian:

            (1) The Custodian is (i) a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Agreement;

            (2) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Agreement by the Custodian in the manner contemplated herein and the performance of and compliance with the terms hereof by it will not (i) violate, contravene or create a default under any applicable laws, licenses or permits to the best of its knowledge, or (ii) violate, contravene or create a default under any charter document or bylaw of the Custodian or to the best of the Custodian's knowledge any contract, agreement, or instrument to which the Custodian or by which any of its property may be bound and will not result in the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property;

            (3) The execution and delivery of this Agreement by the Custodian and the performance of and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained;

            (4) This Agreement, and the original Trust Receipt issued hereunder, when executed and delivered by the Custodian will constitute valid, legal and binding obligations of the Custodian, enforceable against the Custodian in accordance with their respective terms, except as the enforcement thereof may be limited by applicable debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law;

            (5) Custodian does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

            (6) To Custodian's knowledge after due inquiry, there is no litigation pending or threatened which, if determined adversely to Custodian, would adversely affect the execution, delivery or enforceability of this Agreement, or any of the duties or obligations of Custodian thereunder, or which would have a material adverse effect on the financial condition of Custodian;

            (7) Upon written request of a Buyer or any Third Person, and assurance reasonably satisfactory to Custodian that its costs of doing so will be timely reimbursed and that Custodian will receive reasonable compensation (in addition to the compensation provided for elsewhere in this Agreement) for doing so, Custodian shall take such steps as may be reasonably requested by Buyer or any Third Person (consistent with Custodian's undertakings hereunder) to protect or maintain any interest in any real property securing the Home Improvement Loan owned by such owner and any insurance applicable thereto.

      SECTION 23. Appointment of Agent. MLCC hereby appoints MLMCI as its agent for purposes of accepting any Trust Receipt to be delivered to MLCC or surrendering any Trust Receipt to the Custodian, transferring any Home Improvement Loans, issuing instructions with regard to Home Improvement Loans, examining and inspecting any Home Improvement Loans, accessing the Custodial Register, consenting to the release of Home Improvement Loans to the Seller, terminating the Agreement pursuant to Section 10, removing the Custodian and appointing a successor thereto pursuant to Section 11, executing and delivering any documentation required under the Agreement, receiving and giving notice as contemplated in the Agreement and such other purposes as MLCC may direct. The appointment of such agent shall not relieve MLCC of its obligations as Buyer hereunder.

      SECTION 24. Counterparts. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterpart shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

      IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date set forth above.


                                    FIRSTPLUS FINANCIAL, INC.


                                    By:
                                       -----------------------------------
                                    Name:
                                    Title:


                                    BANK ONE, TEXAS, N.A.,
                                      as Custodian


                                    By:
                                       -----------------------------------
                                    Name:
                                    Title:


                                    MERRILL LYNCH MORTGAGE CAPITAL INC.


                                    By:
                                       -----------------------------------
                                    Name:
                                    Title:


                                    MERRILL LYNCH CREDIT CORPORATION


                                    By:
                                       -----------------------------------
                                    Name:
                                    Title:

                                                                     EXHIBIT A

                             LETTER OF TRANSMITTAL

To:   Bank One, Texas, N.A.                     From: FirstPlus Financial, Inc.
      1717 Main Street, 4th Floor                     1250 Mockingbird Lane
      Dallas, Texas 75201                             Dallas, Texas 75247
      Attention:                                Attention:

      Pursuant to the Tri-Party Custodial Agreement dated as of April 10, 1997 (the "Custody Agreement") among Bank One, Texas, N.A. (the "Custodian"), FirstPlus Financial, Inc. ("Seller"), Merrill Lynch Mortgage Capital Inc. and Merrill Lynch Credit Corporation, Seller hereby delivers to you (i) the documents described below in connection with the Home Improvement Loans identified on the attached schedule and (ii) an updated Loan Schedule identifying each Home Improvement Loan in your custody (including the Home Improvement Loans referred to in clause (i) above).

      We understand that the list set forth below indicates in summary fashion the materials for transmittal; it is not intended to describe fully all the required characteristics of each item. We further understand that each item sent to the Custodian must comply with the applicable requirements of the Custody Agreement, and that all required documents must be delivered together before the Custodian will accept the Home Improvement Loans.

      With respect to each of the Home Improvement Loans referred to in clause
(i) above, Seller has delivered, to the extent required by the Custody Agreement, the following documents:

Section 2

(1)   Letter of Transmittal (original and one copy)

(2) Original Note (endorsed in blank), including all intervening endorsements Power of Attorney (if applicable)

(3) Original of any loan agreement and guarantee executed in connection with the Notes, if applicable

(4) Mortgage original, or Conformed Copy, together with the appropriate certificate

(5) Assignment of Mortgage in blank, if any original, or Conformed Copy, together with the appropriate certificate

(6) Intervening Mortgage Assignment, if any original, or Conformed Copy, together with the appropriate certificate

(7) originals of all assumption, modification, consolidation or extension agreements, if any

(8) Lender's Title Insurance Policy (except in the case of unsecured Home Improvement Loans) original, or Written commitment issued by the title insurance company, together with the appropriate certificate, or Preliminary Title Report

(9)   other.

Submitted                   The Custodian acknowledges receipt of the
By:_______________________  documents referred to and agrees to hold and retain possession thereof pursuant to the terms of the
Date:_____________________  Custody Agreement.

Telephone Number:_________  BANK ONE, TEXAS, N.A., as Custodian


                            By:
                               ----------------------------------------------
                            Name:
                            Title:

                                                                     EXHIBIT B

                            NOTICE TO THE CUSTODIAN

TO:         Bank One, Texas, N.A., as Custodian

FROM:       [Merrill Lynch Mortgage Capital Inc.]
            [Merrill Lynch Credit Corporation]

DATE:       ____________________

      Pursuant to the Tri-Party Custodial Agreement dated as of April 10, 1997, among FirstPlus Financial, Inc., Merrill Lynch Mortgage Capital Inc., Merrill Lynch Credit Corporation and Bank One, Texas, N.A., as Custodian ("Custody Agreement"), the undersigned hereby notifies you that it has transferred its interest in the Mortgage Files with respect to the Home Improvement Loans identified in the mortgage loan schedule attached hereto (the "Notice Loan Schedule") to [TRANSFEREE NAME AND ADDRESS].

      Included with this notice is the original Trust Receipt for amendment of the Loan Schedule attached thereto. Capitalized terms used herein without definition are as defined in the Custody Agreement.


                                    [MERRILL LYNCH MORTGAGE CAPITAL
                                    INC.]
                                    [MERRILL LYNCH CREDIT CORPORATION]


                                    By:
                                       ----------------------------------
                                    Name:
                                    Title:

[Name of transferee] hereby acknowledges that (i) the Home Improvement Loans listed on the Notice Loan Schedule are being held for it by the Custodian pursuant to the terms of the Custody
Agreement, (ii) it agrees to be bound by the Custody Agreement, (iii) the
Custodian shall not comply with the
request of a Third Person to deliver
Mortgage Files unless such Third Person
has delivered to the Custodian an
executed Notice of

Default Certificate and (iv) it is
responsible for payment of any fees and
expenses of the Custodian incurred in
connection with the issuance of periodic reports to it or in complying with its requests.

[NAME OF TRANSFEREE]

By:
   --------------------------------
Name:  ____________________________
Title:  ___________________________

cc:  FirstPlus Financial, Inc.

                                                                     EXHIBIT C

                                 TRUST RECEIPT

                                    [Date]

[Merrill Lynch Mortgage Capital Inc.]
[Merrill Lynch Credit Corporation]

      Re:   Tri-Party Custodial Agreement dated as of April
            10, 1997, among FirstPlus Financial, Inc., Merrill
            Lynch Mortgage Capital Inc., Merrill Lynch Credit
            Corporation and Bank One, Texas, N.A., as
            Custodian

Gentlemen:

      In accordance with the provisions of Paragraph 3 of the above-referenced Tri-Party Custodial Agreement (the "Custody Agreement"), the undersigned, as Custodian, hereby certifies that as to each Home Improvement Loan described in the Loan Schedule, a copy of which is attached hereto, it has reviewed the Mortgage File and has determined that, except as set forth on the Exception Report attached hereto, (i) all documents required to be delivered to it pursuant to the Custody Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Home Improvement Loan, and (iii) based on its examination of the foregoing documents, such documents on their face satisfy the requirements set forth in Sections 3(a)(1) through 3(a)(7) of the Custody Agreement.

      The Custodian hereby confirms that it is holding each such Mortgage File as agent and bailee of and custodian for and for the exclusive use and benefit of [Merrill Lynch Mortgage Capital Inc.] [Merrill Lynch Credit Corporation] (the "Buyer") or its transferee pursuant to the terms of the Custody Agreement.

      This Trust Receipt is not a negotiable instrument. The Buyer may, however, transfer this receipt by a special endorsement to one other party. The party that takes this receipt from the Buyer or its affiliate by special endorsement may only transfer this receipt by a second endorsement in the Buyer's or its affiliate's favor.

      The Custodian will accept and act on instructions with respect to the Home Improvement Loans only upon surrender of this receipt at its Corporate Trust Office, [ADDRESS], Attention:

_________________. If the receipt has been endorsed and is held by a Person other than the Buyer or one of its affiliates, we will accept and act on instructions from the endorsee only if the attached Notice of Default Certificate is executed and delivered to us stating that an Event of Default has occurred under a repurchase agreement relating to this Trust Receipt between the Buyer and the endorsee.

      All initially capitalized terms used herein shall have the meanings ascribed to them in the above-referenced Custody Agreement.

                                    BANK ONE, TEXAS, N.A.,
                                      as Custodian


                                    By:
                                        ------------------------------------
                                    Name:
                                    Title:

                                                                     EXHIBIT D

                             NOTICE OF TERMINATION

                                    [date]

TO:         Bank One, Texas, N.A., as Custodian

FROM:       [Merrill Lynch Mortgage Capital Inc.]
            [Merrill Lynch Credit Corporation]
            [and, one or more Third Persons, if applicable]

DATE:       ____________________

      You are hereby notified that the Tri-Party Custodial Agreement, dated as of April 10, 1997, among FirstPlus Financial, Inc., Merrill Lynch Mortgage Capital Inc., Merrill Lynch Credit Corporation, and Bank One, Texas, N.A., as Custodian, is terminated pursuant to Section 10 of such Agreement and you are instructed to deliver all property in your possession with respect to such Agreement to [the undersigned Person or Persons as their interests in the Home Improvement Loans appear on your records].


                                    [MERRILL LYNCH MORTGAGE CAPITAL
                                    INC.]
                                    [MERRILL LYNCH CREDIT CORPORATION]


                                    By:
                                        ------------------------------------
                                    Name:
                                    Title:


                                    [_______________________________________]


                                    By:
                                        ------------------------------------
                                    Name:
                                    Title:

cc:  FirstPlus Financial, Inc.

                                                                     EXHIBIT E

                         NOTICE OF DEFAULT CERTIFICATE

                                                      _____________, 199_

Bank One, Texas, N.A.,
  as Custodian
[ADDRESS]

Gentlemen:

      As the transferee of a Trust Receipt for certain Home Improvement Loans, which Trust Receipt is attached hereto, we hereby notify you that an event of default has occurred under our agreement with ________________________ and we are entitled to receive the Home Improvement Loans subject to the aforementioned Trust Receipt.

                                    [_________________________________]


                                    By:
                                        ------------------------------------
                                    Name:
                                    Title:

Notice Received by Custodian
on [Date]:


By:
    ------------------------------------
Title:
Date:

                                                                     EXHIBIT F

Bank One, Texas, N.A.,
  as Custodian
[ADDRESS]

      Re:   Tri-Party Custodial Agreement dated as of April
            10, 1997, among FirstPlus Financial, Inc., Merrill
            Lynch Mortgage Capital Inc., Merrill Lynch Credit
            Corporation and Bank One, Texas, N.A., as
            Custodian (the "Custody Agreement")

Gentlemen:

      On [date] you issued a trust receipt in the name of [ ] evidencing entitlement to the Home Improvement Loans described on Schedule A hereto and held by you as Custodian. You issued that receipt pursuant to the Custody Agreement. The trust receipt has been [lost, destroyed, etc.]. Every effort was made to recover the receipt; those efforts were unsuccessful. It is, therefore, now unavailable for surrender to you.

      At the time of its [loss, destruction, etc.], the receipt was held by us under [the terms of original issue, special endorsement]. Since its [issuance, endorsement] to us, we have not sold, assigned, transferred, pledged or otherwise granted an interest in the trust receipt that has not been released prior to the date hereof. Accordingly, this letter authorizes you to act on our instructions regarding such Home Improvement Loans without surrender of the receipt to you.

      We hereby agree to indemnify and hold you harmless against any loss, liability or expense that you may incur as a result of acting on our instructions regarding such Home Improvement Loans without our surrender of the receipt to you, excluding, however, any such loss, liability or expense caused by your gross negligence or willful misconduct.

      If the trust receipt is ever recovered by us, we will immediately notify you, cancel the receipt and surrender the receipt to you.

                                    [MERRILL LYNCH MORTGAGE
                                    CAPITAL INC.]
                                    [MERRILL LYNCH CREDIT CORPORATION]


                                    By:
                                        ------------------------------------
                                    Name:
                                    Title:

                                                                     EXHIBIT G

Bank One, Texas, N.A.,
  as Custodian
[ADDRESS]

      Re:   Tri-Party Custodial Agreement dated as of April
            10, 1997, among FirstPlus Financial, Inc., Merrill
            Lynch Mortgage Capital Inc., Merrill Lynch Credit
            Corporation and Bank One, Texas, N.A., as
            Custodian (the "Custody Agreement")

Gentlemen:

      On [date] you issued a trust receipt in the name of [ ] (the "Buyer") evidencing entitlement to the Home Improvement Loans described on Schedule __ hereto and held by you in the name of ____________________, as Custodian. You issued that receipt pursuant to the Custody Agreement. The trust receipt has been [lost, destroyed, etc.]. Every effort was made to recover the receipt; those efforts were unsuccessful. It is, therefore, now unavailable for surrender to you.

      At the time of its [loss, destruction, etc.], the receipt was held by [name of transferee] under a special endorsement by us. We have attached to this letter a special endorsement, from [name of transferee] conveying to us its interest in the trust receipt and authorizing us to issue instructions regarding the Home Improvement Loans subject thereto without surrender of the receipt. [name of transferee] has represented to us that it has not sold, assigned, transferred, pledged or otherwise granted an interest in the trust receipt to any party other than the Buyer. Accordingly, this letter authorizes you to act on our instructions regarding such Home Improvement Loans without surrender of the receipt to you.

      We hereby agree to indemnify and hold you harmless against any loss, liability or expense that you may incur as a result of acting on our instructions regarding such Home Improvement Loans without our surrender of the receipt to you, excluding, however, any such loss, liability or expense caused by your gross negligence or willful misconduct.

      If the trust receipt is ever recovered by us, we will immediately notify you, cancel the receipt and surrender the receipt to you.

                                    [MERRILL LYNCH MORTGAGE CAPITAL
                                    INC.]
                                    [MERRILL LYNCH CREDIT CORPORATION]


                                    By:
                                        ------------------------------------
                                    Name:
                                    Title:

                                                                     EXHIBIT H

                       REQUEST FOR RELEASE OF DOCUMENTS

To:  Bank One, Texas, N.A.,
        as Custodian
     [ADDRESS]

      Re:   Tri-Party Custodial Agreement dated as of April
            10, 1997, among FirstPlus Financial, Inc., Merrill
            Lynch Mortgage Capital Inc., Merrill Lynch Credit
            Corporation and Bank One, Texas, N.A., as
            Custodian (the "Custody Agreement")

            In connection with the administration of Home Improvement Loans held by you as Custodian for [Merrill Lynch Mortgage Capital Inc.] [Merrill Lynch Credit Corporation] (the "Buyer") and Third Persons from time to time pursuant to the above-referenced Custody Agreement, we hereby request the release, and acknowledge receipt, of the [specify documents] [related Mortgage Files] for the Home Improvement Loans described in the attached Loan Schedule, for the reason indicated.

Mortgagor's Name Address and Zip Code:

Home Improvement Loan Number:

Reason for Requesting Documents (check one):

____1. Home Improvement Loan paid in full. (The Custodian shall delete the Home Improvement Loan from the applicable Loan Schedule and send the amended Loan Schedule to Buyer and any related Third Person.)

____2. Repurchase of Home Improvement Loan pursuant to the Repurchase Agreement. (The Custodian shall delete the Home Improvement Loan from the applicable Loan Schedule and send the amended Loan Schedule to Buyer and any related Third Person.)

____3. Delivery of substituted Home Improvement Loan. (The Custodian is hereby authorized to delete the Home Improvement Loan from the applicable Loan Schedule attached hereto and send the amended Loan Schedule to Buyer and any related Third Person.)

____4. Home Improvement Loan liquidated by _______________. (The Custodian is hereby authorized to delete the Home Improvement Loan from the applicable Loan Schedule attached hereto and send the amended Loan Schedule to

            Buyer and any related Third Person.)

____5. Home Improvement Loan in foreclosure or otherwise released for servicing.

      If box 1, 2, 3 or 4 above is checked, and if all or part of the Mortgage Files were previously released to FirstPlus Financial, Inc., please release to FirstPlus Financial, Inc. its previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Home Improvement Loan.

      If box 5 above is checked, upon the return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

      FirstPlus Financial, Inc. understands and agrees that all documents delivered to FirstPlus Financial, Inc. or its subservicer pursuant to this request for release (other than with respect to Items 1-4) shall be returned to the Custodian no later than twenty-one (21) days from the date hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Custody Agreement.

                                          FIRSTPLUS FINANCIAL, INC.


                                          By:
                                                ------------------------------
                                          Name: ______________________________
                                          Title:______________________________
                                          Date: ______________________________

Acknowledged and Agreed:

[MERRILL LYNCH MORTGAGE CAPITAL INC.]
[MERRILL LYNCH CREDIT CORPORATION]


(Required if documentation relating to more than three (3) Mortgage Files are outstanding or the release of a Note or Mortgage Assignment is requested.)

By:
      ------------------------------
Name: ______________________________
Title:______________________________
Date: ______________________________

Acknowledgement of documents returned to the Custodian, for the reasons listed in item 5:

BANK ONE, TEXAS, N.A.
Custodian


By:
      ------------------------------
Name: ______________________________
Title:______________________________
Date: ______________________________

                                                                     EXHIBIT I

                      CONFIRMATION OF RESALE AND RECEIPT

To:         Bank One, Texas, N.A., as Custodian
            FirstPlus Financial, Inc.

Date:       ___ _, 199_

Re: Tri-Party Custodial Agreement, dated as of April 10, 1997, among Merrill Lynch Mortgage Capital Inc. ("MLMCI" [and the "Buyer"]), Merrill Lynch Credit Corporation ("MLCC" [and the "Buyer"]), FirstPlus Financial, Inc. (the "Seller") and Bank One, Texas, N.A., as custodian thereunder

      Buyer hereby:

      (a) Acknowledges receipt of $______________ in immediately available funds on behalf of Seller;

      (b) Acknowledges that the funds referred to in clause (a) above constitute sufficient consideration under the terms of the Master Repurchase Agreement, dated as of April 10, 1997 among MLMCI, MLCC and Seller, for the release by Buyer of its interest in the Home Improvement Loans listed on Schedule A hereto;

      (c) Confirms that it has released to Seller all of its right, title and interest in and to the Home Improvement Loans listed on Schedule A hereto; and

      (d) Confirms that it has not granted or created any interest in the Home Improvement Loans listed on Schedule A hereto other than interests that have been fully discharged or satisfied on or prior to the date hereof.

Dated:  ___ _, 199_                 [MERRILL LYNCH MORTGAGE CAPITAL INC.]
[MERRILL LYNCH CREDIT CORPORATION]


                                    By:
                                         ------------------------------
                                    Name:  ____________________________
                                    Title:  ___________________________


                                     I-1